UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2010

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation	814-00672 (Commission File Number)	20-1371499 (IRS Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)		77010 (Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 25, 2010, John H. Homier, our President and Chief Executive Officer, presented at EnerCom’s The Oil & Gas Conference. For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the registrant’s website, www.ngpcrc.com, under the section titled “Investor Relations”.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits

99.1	NGP Capital Resources Company August 25, 2010 slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:  /s/ Stephen K. Gardner
Stephen K. Gardner
Chief Financial Officer

Date:  August 25, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	NGP Capital Resources Company August 25, 2010 slide presentation.